Ivy Funds

Supplement dated December 12, 2014 to the

Ivy Funds Prospectus

dated July 31, 2014

and as supplemented August 4, 2014 and November 14, 2014

Effective January 1, 2015, the Prospectus is amended to reflect that the name of Ivy International Growth Fund has changed to Ivy Global Growth Fund.

In addition, effective January 1, 2015, the Prospectus is revised as follows:

The following is added as the last sentence to the first paragraph of the “Ivy International Growth Fund — Principal Investment Strategies” section on page 110:

Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

The “Indexes” section of the Average Annual Total Returns table in the “Performance” section on page 112 for Ivy International Growth Fund is deleted and replaced with the following:

Indexes (as of December 31, 2013)	1 Year	5 Years	10 Years
MSCI World Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from MSCI EAFE Growth Index, effective January 2015. IICO believes that the MSCI World Index is more reflective of the types of securities in which the Fund invests than the MSCI EAFE Growth Index.)	26.68%	15.02%	6.98%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	22.55%	12.82%	6.97%
Lipper International Large-Cap Growth Funds Universe Average (net of fees and expenses)	17.94%	12.90%	7.57%

The following replaces the last sentence of the first paragraph of the “Ivy Managed International Opportunities Fund — Principal Investment Strategies” section on page 115:

Each underlying fund, in turn, invests in a diversified portfolio of foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, a mixture of investment grade bonds issued by foreign corporations and governments, and U.S. equity securities with respect to Ivy Emerging Markets Equity Fund, Ivy Global Growth Fund and Ivy Global Income Allocation Fund.

The Underlying Fund table in the “Principal Investment Strategies” section on page 115 for Ivy Managed International Opportunities Fund is deleted and replaced with the following:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy Emerging Markets Equity Fund	60%	10%
Ivy European Opportunities Fund	60%	10%
Ivy Global Growth Fund	60%	10%
Ivy Global Income Allocation Fund	60%	10%
Ivy International Core Equity Fund	60%	10%

The following is added prior to the last sentence of the first paragraph under the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy International Growth Fund:” on page 185:

Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

The following replaces the last sentence of the second paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Managed International Opportunities Fund:” section on page 186:

Each underlying fund, in turn, invests in a diversified portfolio of foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, a mixture of investment grade bonds issued by foreign corporations and governments, and U.S. equity securities with respect to Ivy Emerging Markets Equity Fund, Ivy Global Growth Fund and Ivy Global Income Allocation Fund.

Supplement	Prospectus	1

The Underlying Fund table in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Managed International Opportunities Fund:” section on page 186 is deleted and replaced with the following:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy Emerging Markets Equity Fund	60%	10%
Ivy European Opportunities Fund	60%	10%
Ivy Global Growth Fund	60%	10%
Ivy Global Income Allocation Fund	60%	10%
Ivy International Core Equity Fund	60%	10%

2	Prospectus	Supplement